NOTE 9	9 Months Ended
Sep. 30, 2014
Notes
NOTE 9

NOTE 9 – COMMON STOCK

During period ended September 30, 2014, the Company issued 40,000 shares of common stock to the Chairman of the Audit Committee for services for a value of $34,000. The Chairman of the Audit Committee received 30,000, 40,000 and 40,000 restricted shares of Common Stock on December 28, 2010, December 22, 2011 and February 20, 2013, in consideration of consulting and accounting services as chairman of the Company’s Audit Committee. The 40,000 issued during the period was valued at the stock price of $0.85. During the same period, the Company recorded a stock payable of $17,000 for services and will be issued to him after full year of service. He will be reimbursed for reasonable expenses incurred, however will not receive any other cash compensation.  The Company also settled $1,024,198 of accrued dividends payable by issuing 1,206,387 shares of common stock to Series A Preferred shareholders valued at $.85 per share.